Pro Forma Narrative (Details)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition [Line Items]
Business Acquisition, Pro Forma Information, Description	The unaudited pro forma financial information includes adjustments primarily to align accounting policies, adjust depreciation expense to reflect the fair value of property, plant and equipment, increase amortization expense related to identifiable intangible assets and adjust interest expense related to the fair value of MarkWest’s long-term debt, as well as the related income tax effects. The pro forma financial information does not give effect to potential synergies that could result from the acquisition and is not necessarily indicative of the results of future operations.
MarkWest Utica EMG [Member]
Business Acquisition [Line Items]
Equity Method Investment, Ownership Percentage	56.00%	60.00%	60.00%